SUPPLEMENT DATED AUGUST 13, 2008 TO THE PROSPECTUS
                             DATED DECEMBER 27, 2007

                          JNL(R) INVESTORS SERIES TRUST


EFFECTIVE AUGUST 11, 2008, FOR THE JACKSON PERSPECTIVE S&P 4 FUND IN THE SECTION ENTITLED "THE ADVISER AND PORTFOLIO MANAGEMENT", PLEASE DELETE THE THIRD PARAGRAPH IN ITS ENTIRETY AND REPLACE IT WITH THE FOLLOWING:

Massimo Santicchia holds the primary responsibility for the development of the stock recommendations for the Fund. Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer. Mr. Santicchia has been portfolio officer since the inception of the Fund.




This Supplement is dated August 13, 2008.


(To be used with VC6045 01/08.)
                                                                   FMM1865 08/08